CONSENT NUMBER 3

                  CONSENT NUMBER 3, dated as of June 30, 1996, to the Credit and Guarantee Agreement, dated as of April 24, 1995 (as amended, supplemented or otherwise modified from time to time, the "SkyBox Credit Agreement"), among the Company, Fleer, the financial institutions parties thereto (the "Banks"; together with the Panini Banks, the "Banks") and The Chase Manhattan Bank (formerly named Chemical Bank), as administrative agent (in such capacity, the "Administrative Agent") for the Banks.

                             W I T N E S S E T H:

                  WHEREAS, the Company, Fleer, the Banks and the Administrative Agent are parties to the SkyBox Credit Agreement;

                  WHEREAS, the Company and Fleer are parties to the Amended and Restated Credit and Guarantee Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified, the "Panini Credit Agreement"), among the Company, Fleer, the financial institutions parties thereto, the co-agents named therein and The Chase Manhattan Bank (formerly named Chemical
Bank), as administrative agent for the Banks;

                  WHEREAS, the Company and Fleer have requested that the Panini Credit Agreement be amended as provided in Exhibit A hereto; and

                  WHEREAS, the Administrative Agent and the Banks are willing to consent to such amendments to the Panini Credit Agreement, subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company, Fleer, the Banks and the Administrative Agent hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the SkyBox Credit Agreement shall have such meanings when used herein.

                  2. Consents. The Agent and the Banks hereby:

(a) consent to the amendment of the Panini Credit Agreement substantially in accordance with the provisions of Consent Number 2 and Fourth Amendment attached hereto as Exhibit A (the "Panini Amendment") and acknowledge and agree that provisions of the Panini Credit Agreement which are expressly stated to be incorporated by reference in the SkyBox Credit Agreement shall be so incorporated in the form which is in effect under the Panini Credit Agreement after giving effect to the Panini Amendment; and

(b) consent that the Company may retain the Net Proceeds of its sale of up to 2,500,000 shares of Class A common stock of Toy Biz in a public offering pursuant to the Registration Statement (No. 333-07455) filed with the Securities and Exchange

         Commission on July 2, 1996 and hereby waive compliance with the provisions of subsection 3.2(a) to the extent and only to the extent necessary to permit such retention of Net Proceeds.

                  3. Representations and Warranties. Each of the Company and Fleer hereby confirms, reaffirms and restates the representations and warranties made by it in Section 4 of the SkyBox Credit Agreement, provided that each reference to the SkyBox Credit Agreement therein shall be deemed to be a reference to the SkyBox Credit Agreement after giving effect to this Consent. The Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                  4. Continuing Effect of SkyBox Credit Agreement. This Consent shall not constitute a waiver, amendment or modification of any other provision of the SkyBox Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company or Fleer that would require a waiver or consent of the Banks or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the SkyBox Credit Agreement are and shall remain in full force and effect.

                  5. Counterparts. This Consent may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Consent (or its signature page thereof) shall be deemed to be an executed original thereof.

                  6. Effectiveness. This Consent shall be effective upon receipt by the Administrative Agent of:

(a) counterparts hereof, duly executed and delivered by the Company, Fleer and the Majority Banks; provided that the provisions of Section 2(b) of the Panini Credit Agreement shall not become effective with respect to the SkyBox Credit Agreement until the Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Company, Fleer and the Required Banks; and

(b) an amendment fee, for the account of each Bank, in the amount equal to 1/4 of 1% of the sum of such Bank's then outstanding Loans.

                  7. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              MARVEL ENTERTAINMENT GROUP, INC.

                              By: /s/ Bobby G. Jenkins
                                 --------------------------------------------
                                 Name: Bobby G. Jenkins
                                 Title: Chief Financial Officer

                              FLEER CORP.


                              By: /s/ William H. Marks
                                 ---------------------------------------------
                                 Name: William H. Marks
                                 Title: Chief Financial Officer

                              THE CHASE MANHATTAN BANK
                              (formerly named Chemical Bank
                              and as successor by merger to
                              The Chase Manhattan Bank,
                              N.A.), as Administrative
                              Agent and as a Bank


                              By: /s/ John J. Huber
                                 ---------------------------------------------
                                 Name: John J. Huber III
                                 Title: Managing Director

                              THE LONG-TERM CREDIT BANK OF JAPAN,
                              LTD., LOS ANGELES AGENCY


                              By: /s/ Genichi Imai
                                 ---------------------------------------------
                                 Name: Genichi Imai
                                 Title: Joint General Manager

                              THE BANK OF NEW YORK


                              By: /s/ Catherine G. Goff
                                 ---------------------------------------------
                                 Name: Catherine G. Goff
                                 Title: Assistant Vice President

                              CIBC, INC.


                              By:
                                  ---------------------------------------------
                                 Name:
                                 Title:

                              CREDIT LYONNAIS NEW YORK BRANCH


                              By: /s/ Attila Koc
                                 ---------------------------------------------
                                 Name: Attila Koc
                                 Title: Vice President

                             CREDIT LYONNAIS CAYMAN ISLAND
                             BRANCH


                             By: /s/ Attila Koc
                                 ---------------------------------------------
                                 Name: Attila Koc
                                 Title: Vice President

                             NATIONSBANK, N.A.


                             By: /s/ Lynn Callicott
                                ----------------------------------------------
                                Name: Lynn Callicott
                                Title: Vice President

                             CORESTATES BANK, N.A.


                             By: /s/ Edmund J. Kothery
                                ---------------------------------------------
                                Name: Edmund J. Kothery
                                Title: Vice President

                             TORONTO-DOMINION (NEW YORK) INC.

                            By: /s/ Kimberly Burleson
                               ----------------------------------------------
                               Name: Kimberly Burleson
                               Title: Vice President

                            THE NIPPON CREDIT BANK, LTD.


                            By: /s/ Yoshihide Watanabe
                               ----------------------------------------------
                               Name: Yoshihide Watanabe
                               Title: Vice President & Manager

                            BANK OF AMERICA ILLINOIS


                            By: /s/ Phillip F. Van Winkle
                               ----------------------------------------------
                               Name: Phillip F. Van Winkle
                               Title: Vice President

                            BANK OF HAWAII


                            By: /s/ J. Bryan Scearce
                               ----------------------------------------------
                               Name: Bryan Scearce
                               Title: Vice President

                            THE FIRST NATIONAL BANK OF BOSTON


                            By: /s/ Richard D. Hill, Jr.
                               ----------------------------------------------
                               Name: Richard D. Hill, Jr.
                               Title: Director

                            FLEET BANK


                            By:
                               ----------------------------------------------
                               Name:
                               Title:

                               THE SUMITOMO BANK, LIMITED, NEW YORK
                               BRANCH

                               By: /s/ H. Kawamure
                                   -------------------------------------------
                                  Name: H. Kawamure
                                  Title:

                               RESTRUCTURED OBLIGATIONS BACKED
                                 BY SENIOR ASSETS B.V.

                               By: Chancellor Senior Secured Management, Inc., as Investment Advisor


                               By: /s/ Christopher A. Bondy
                                   -------------------------------------------
                                  Name: Christopher A. Bondy
                                  Title: Vice President


                               UNION BANK


                               By:  /s/ Gabe Renga
                                    -------------------------------------------
                                  Name: Gabe Renga
                                  Title: Senior Vice President

                               THE FUJI BANK, LTD. - NEW YORK
                                 BRANCH


                               By:  /s/ Teiji Teramoto
                                    -------------------------------------------
                                  Name: Teiji Teramoto
                                  Title: Vice President & Manager

                               VAN KAMPEN AMERICAN CAPITAL PRIME
                               RATE INCOME TRUST


                               By: /s/ Kathleen A. Zarn
                                   -------------------------------------------
                                  Name: Kathleen A. Zarn
                                  Title: Vice President

                               BANKERS TRUST COMPANY


                               By: /s/ Mary Jo Jolly
                                   -------------------------------------------
                                  Name: Mary Jo Jolly
                                  Title: Assistant vice President


                               CHL HIGH YIELD LOAN PORTFOLIO, A UNIT
                               OF CHEMICAL BANK


                               By: /s/ Andrew D. Gordon
                                   -------------------------------------------
                                  Name: Andrew D. Gordon
                                  Title: Managing Director

                               CREDIT SUISSE


                               By: /s/ Kristina Catlin
                                   -------------------------------------------
                                  Name: Kristina Catlin
                                  Title: Associate

                               By: /s/ J. Hamilton Crawford
                                   -------------------------------------------
                                  Name: J. Hamilton Crawford
                                  Title: Associate

                               THE MITSUBISHI TRUST AND BANKING
                               CORPORATION


                               By: /s/ Patricia Loret de Mola
                                   -------------------------------------------
                                  Name: Patricia Loret de Mola
                                  Title: Senior Vice President

                               BANCO CENTRAL HISPANOAMERICANO
                               S.A.


                               By: /s/ Louis Ferreira
                                   -------------------------------------------
                                  Name: Louis Ferreira
                                  Title: Vice President

                               MERRILL LYNCH SENIOR FLOATING RATE
                               FUND, INC.


                               By: /s/ R. Douglas Henderson
                                   -------------------------------------------
                                  Name: R. Douglas Henderson
                                  Title: Authorized Signatory


                               MERRILL LYNCH PRIME RATE PORTFOLIO

                               By: Merrill Lynch Asset Managment, L.P.,
                                   as Investment Advisor

                               By: /s/ R. Douglas Henderson
                                   -------------------------------------------
                                  Name: R. Douglas Henderson
                                  Title: Authorized Signatory

                               CERES FINANCE, LTD.
                                   By Chancellor Senior Secured Management
                                                Inc., as Financial Manager


                               By: /s/ Christopher A. Bondy
                                  -------------------------------------------
                                  Name: Christopher A. Bondy
                                  Title: Vice President


                              CAPTIVA FINANCE, LTD.

                               By: /s/ Christopher A. Bondy
                                  -------------------------------------------
                                  Name: Christopher A. Bondy
                                  Title: Vice President

                                                                     EXHIBIT A


                     CONSENT NUMBER 2 AND FOURTH AMENDMENT

                  CONSENT NUMBER 2 AND FOURTH AMENDMENT, dated as of June 30, 1996 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Marvel Entertainment Group, Inc. (the "Company"), Fleer Corp. ("Fleer"), the financial institutions parties thereto (the "Banks"), the co-agents named therein and The Chase Manhattan Bank (formerly named Chemical Bank), as administrative agent (in such capacity, the "Administrative Agent") for the Banks.

                                               W I T N E S S E T H:

                  WHEREAS, the Company, Fleer, the Banks and the Administrative Agent are parties to the Credit Agreement;

                  WHEREAS, the Company and Fleer have requested that the Credit Agreement be amended as provided herein; and

                  WHEREAS, the Administrative Agent and the Banks are willing to so amend the Credit Agreement, subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company, Fleer, the Banks and the Administrative Agent hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

                 2. Consent. The Agent and the Banks hereby:


(a) consent that the Company and its Subsidiaries may sell up to 2,500,000 shares in the aggregate of Class A common stock of Toy Biz in a public offering pursuant to the Registration Statement (No. 333-07455) filed with the Securities and Exchange Commission on July 2, 1996 (the "Sale") and waive compliance with the provisions of subsection 8.6 of the Credit Agreement to the extent and only to the extent necessary to permit the Sale; and

(b) consent that the Company may retain the Net Proceeds of the Sale and hereby waive compliance with the provisions of subsection 4.3(d) to the extent and only to the extent necessary to permit such retention of Net Proceeds.

3. Amendment of Subsection 1.1. Subsection 1.1 of the Credit Agreement hereby is amended by (a) deleting in its entirety the definition of the term "Consolidated Operating Cash Flow" contained therein and (b) inserting therein, in proper alphabetical order, the following new definitions:

                  "Consolidated Operating Cash Flow" for any fiscal period of the Company shall mean the Consolidated Net Income or Consolidated Net Loss, as the case may be, for such fiscal period, (a) after restoring thereto amounts deducted for (without duplication) (i) extraordinary losses, (ii) depreciation and amortization (including write-offs or write-downs of amortizable and depreciable items),
         (iii) Consolidated Interest Expense, (iv) taxes accrued with respect to such fiscal period, (v) any charges (whether in cash or otherwise, but not to exceed $40,000,000 in the aggregate) actually taken by the Company and its Subsidiaries during the second quarter of the 1995 fiscal year of the Company, (vi) any charges (whether in cash or otherwise, but not to exceed $95,000,000 in the aggregate) actually taken by the Company and its Subsidiaries during the fourth quarter of the 1995 fiscal year of the Company and (vii) any foreign currency losses of Panini and its Subsidiaries during such fiscal period and
         (b) after deducting therefrom (without duplication) (i) extraordinary gains (which extraordinary items of gain shall include, whether or not so includable in accordance with GAAP, any item of gain resulting from the sale, lease or other disposition of any principal property of the Company or any of its Subsidiaries or the stock of any Subsidiary of the Company), (ii) the portion of net income of the Company and its Subsidiaries allocable to interests in unconsolidated Persons to the extent that cash dividends or distributions in respect of such portion of net income have not actually been received by the Company or any of its Subsidiaries and (iii) any foreign currency gains of Panini and its Subsidiaries during such fiscal period; provided that, in calculating Consolidated Operating Cash Flow for all purposes, only amounts derived from continuing operations, and not from any assets which are held for disposition, of the Company and its Subsidiaries shall be included in the calculation of Consolidated Operating Cash Flow; and provided, further, that in calculating Consolidated Operating Cash Flow for purposes of calculating Excess Cash Flow, Toy Biz shall be deemed an unconsolidated Person for purposes of clause (b)(ii) of this definition;

                  "Marvel Studios" shall mean an entity to be formed by the Company and/or any of its Subsidiaries and Toy Biz to facilitate the development of feature films, television programming and other media;

                  "Participation Agreement" shall mean the Participation Agreement, dated as of August 30, 1994, among the Local Lender, the Banks and the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time;

                   4. Amendment of Subsection 8.1. Subsection 8.1 of the Credit Agreement hereby is amended by deleting said subsection in its entirety and by substituting therefor the following:

                  (a) Leverage. Permit the Leverage Ratio as of the last day of any fiscal quarter to occur during a period set forth below to exceed the ratio set forth below opposite such period:

                              Period                               Ratio

                   Closing Date   - 03/31/95                   3.50 to 1.00
                       04/01/95   - 09/30/95                   5.00 to 1.00
                       10/01/95   - 03/31/96                   4.50 to 1.00
                       04/01/96   - 06/30/96                   6.00 to 1.00
                       07/01/96   - 09/30/96                   7.75 to 1.00
                       10/01/96   - 03/31/97                   6.00 to 1.00
                       04/01/97   - 09/30/97                   5.00 to 1.00
                       10/01/97   - 12/31/97                   4.00 to 1.00
                       01/01/98   - thereafter                 3.50 to 1.00

                  (b) Interest Coverage. Permit the Interest Coverage Ratio as of the last day of any fiscal quarter to occur during a period set forth below to be less than the ratio set forth below opposite such period:

                              Period                               Ratio

                   Closing Date   - 03/31/95                   4.00 to 1.00
                       04/01/95   - 09/30/95                   2.50 to 1.00
                       10/01/95   - 03/31/96                   2.25 to 1.00
                       04/01/96   - 06/30/96                   1.75 to 1.00
                       07/01/96   - 09/30/96                   1.35 to 1.00
                       10/01/96   - 03/31/97                   1.75 to 1.00
                       04/01/97   - 09/30/97                   2.00 to 1.00
                       10/01/97   - 12/31/97                   2.50 to 1.00
                       01/01/98   - thereafter                 3.00 to 1.00

                  (c) Fixed Charge Coverage. Permit the ratio of (i) Annualized Consolidated Operating Cash Flow as of the end of any fiscal quarter which occurs during a period set forth below to (ii) Fixed Charges for the four fiscal quarters then ending to be less than the ratio set forth below opposite such period:

                           Period                               Ratio

                Closing Date   - 12/31/94                   1.30 to 1.00
                    01/01/95   - 03/31/96                   1.35 to 1.00

                    04/01/96   - 06/30/96                   1.25 to 1.00
                    07/01/96   - 09/30/96                   1.10 to 1.00
                    10/01/96   - 03/31/97                   1.25 to 1.00
                    04/01/97   - 06/30/97                   1.35 to 1.00
                    07/01/97   - thereafter                 1.50 to 1.00

                   5. Amendment of Subsection 7.2. Subsection 7.2 of the Credit Agreement hereby is amended by:

(a)      deleting the word "and" at the end of clause (e) thereof;

(b)      inserting therein as a new clause (f) thereof the following:

                           "(f) during the month of December of the 1996
                  calendar year, (i) a budget for the 1997 fiscal year of the Company and (ii) financial models for each remaining year through the Termination Date, with such budget and financial models being substantially similar in form to those previously delivered to the Administrative Agent and being accompanied by a certificate of a Responsible Officer of the Company stating that such budget and financial models represent the Company's best estimate of future performance (based upon reasonable assumptions and with it being understood that assumptions as to future results are inherently subject to uncertainty and contingencies beyond the control of the Company which can cause actual results to be significantly higher or lower than those modelled); and"

(c)      re-lettering existing clause (f) thereof as clause (g) thereof.

                   6. Amendment of Subsection 8.2(j). Subsection 8.2(j) of the Credit Agreement hereby is amended by deleting the amount "Italian Lire 20,000,000,000" contained therein and by substituting therefor the amount "Italian Lire 50,000,000,000".

                   7. Amendment of Subsection 8.3(q). Subsection 8.3(q) of the Credit Agreement hereby is amended by deleting said subsection in its entirety and by substituting therefor the following:

                  "(q) restrictions on the transfer of shares of capital stock or other equity interests of (i) Toy Biz pursuant to the Stockholders Agreement, dated as of April 30, 1993, among Toy Biz, Inc., Isaac Perlmutter, Isaac Perlmutter T.A., the Company, Avi Arad and Toy Biz and (ii) Marvel Studios pursuant to an agreement between the Company (or any Subsidiary thereof which is the direct holder of equity interests in Marvel Studios) and Toy Biz;"

                   8. Amendment of Subsection 8.8. Subsection 8.8 of the Credit Agreement hereby is amended by:

(a)      deleting the word "and" which appears at the end of clause (e) thereof;

(b) deleting the period at the end of clause (f) thereof and substituting a semi-colon followed by the word "and"; and

(c)      inserting therein as a new clause (g) thereof the following:

                           "(g) the Company and its Subsidiaries may make
                  advances, loans, extensions of credit and capital contributions to, or other investments in, Marvel Studios; provided that the amount of such advances, loans, extensions of credit, capital contributions and other investments shall not exceed the lesser of (i) $15,000,000 and (ii) the Net Proceeds from the sale by the Company and its Subsidiaries of capital stock held by them in Toy Biz pursuant to Registration Statement No. 333-07455 (filed with the Securities and Exchange Commission on July 2, 1996)."

                   9. Amendment of Subsection 8.16. Subsection 8.16 of the Credit Agreement hereby is amended by inserting at the end thereof the following:

         "provided that, for purposes of this subsection 8.16, Marvel Studios shall, in any event, be deemed to be a Subsidiary of the Company;"

                  10. Representations and Warranties. Each of the Company and Fleer hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. The Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                  11. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company or Fleer that would require a waiver or consent of the Banks or the Administrative Agent. Except as expressly amended or modified herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  12. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

                  13. Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of:

(a) counterparts hereof, duly executed and delivered by the Company, Fleer and the Majority Banks; provided that the provisions of Section 2(b) hereof shall become effective only upon receipt of counterparts hereof, duly executed and delivered by the Company, Fleer and the Required Banks;

(b) an amendment fee, for the account of each Bank, in the amount equal to 1/4 of 1% of the sum of such Bank's (i) Commitment under the Credit Agreement and (ii) Participating Interest under (and as defined in) the Participation Agreement.

                  14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                               MARVEL ENTERTAINMENT GROUP, INC.

                               By:
                                   -------------------------------------------
                                  Name:
                                  Title:

                               FLEER CORP.


                               By:
                                  -------------------------------------------
                                   Name:
                                   Title:

                               THE CHASE MANHATTAN BANK
                               (formerly named Chemical Bank
                               and as successor by merger to
                               The Chase Manhattan Bank,
                               N.A.), as Administrative
                               Agent and as a Bank


                               By:
                                  -------------------------------------------
                                   Name:
                                   Title:

                               THE LONG-TERM CREDIT BANK OF JAPAN,
                               LTD., LOS ANGELES AGENCY


                               By:
                                  -------------------------------------------
                                   Name:
                                   Title:



                               THE BANK OF NEW YORK


                               By:
                                  -------------------------------------------
                                   Name:
                                  Title:

                               CIBC, INC.


                               By:
                                  -------------------------------------------
                                   Name:
                                  Title:

                               CREDIT LYONNAIS NEW YORK BRANCH


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               CREDIT LYONNAIS CAYMAN ISLAND
                               BRANCH


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               NATIONSBANK, N.A.

                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               CORESTATES BANK, N.A.


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:



                               THE TORONTO-DOMINION BANK


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               THE NIPPON CREDIT BANK, LTD.


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               BANK OF AMERICA ILLINOIS


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               BANK OF HAWAII


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               THE FIRST NATIONAL BANK OF BOSTON


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               FLEET BANK


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:


                               THE SUMITOMO BANK, LIMITED, NEW YORK
                               BRANCH


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               UNION BANK


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               THE FUJI BANK, LTD. - NEW YORK
                                 BRANCH


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               CITIBANK, N.A.


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:



                               IBJ SCHRODER BANK & TRUST COMPANY


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:

                               ISTITUTO BANCARIO SAN PAOLO DI
                               TORINO, S.P.A., NEW YORK LIMITED BRANCH


                               By:
                                  -------------------------------------------
                                  Name:
                                  Title:


                               FIRST HAWAIIAN BANK


                               By:
                                  -------------------------------------------
                                   Name:
                                   Title: